SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

Pure Storage, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 400

Mountain View, California 94041

(Address of Principal Executive Offices)

(800) 379-7873

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e) Bonus Target Increases

On April 22, 2016, the Compensation Committee of the Board of Directors of Pure Storage, Inc. (“Pure Storage”) approved increases, effective as of May 1, 2016, to the annual target bonuses of Scott Dietzen, our chief executive officer and director, and John Colgrove, our founder, chief technology officer and co-chairman, which are paid in quarterly installments based on the achievement of certain company goals, as determined by Pure Storage’s Board of Directors, as follows:

Name	Prior Target Bonus	New Target Bonus
Scott Dietzen	$100,000	$200,000
John Colgrove	$100,000	$200,000

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ SCOTT DIETZEN
Scott Dietzen
Chief Executive Officer

April 27, 2016